Exhibit 99.1

dMY Technology Group, Inc. IV Stockholders Approve Proposed Business Combination with Planet

Transaction Expected to Close on December 7, 2021

San Francisco, CA– December 3, 2021 – Planet Labs Inc. (“Planet”), a leading provider of daily data and insights about earth, today announced that its proposed business combination with dMY Technology Group, Inc. IV (NYSE:DMYQ) (“dMY IV”), a special purpose acquisition company, was approved by dMY IV’s stockholders at its special meeting held on December 3, 2021.

Approximately 99% of the votes cast at the meeting on the business combination proposal voted to approve the transaction.

The closing of the business combination is expected to take place on December 7, 2021. The transaction will result in at least $590 million in gross proceeds for the post-closing company, including proceeds from the dMY IV trust account and the previously announced committed private placement. Following the closing, the post-closing company will be renamed “Planet Labs PBC” and its common stock is expected to begin trading on the New York Stock Exchange beginning on December 8 under the ticker symbol “PL”.

“We are excited to announce the approval of this transaction and look forward to using this capital to continue driving innovation in Earth data and analytics to solve some of the world’s most pressing problems as a public company. Our forthcoming status as a public benefit corporation once we are listed emphasizes this commitment,” said Planet co-founder and CEO Will Marshall. “With our leading data and imaging platform and the experience of the Planet and dMY IV teams, we will further scale our business and accelerate on our growth initiatives.”

“As a pioneer in the industry, Planet has created an exceptional platform that leverages data-driven insights to harness the power of space to help life on Earth,” said Niccolo de Masi, CEO of dMY IV. “With the support of our stockholders for the business combination, we look forward to the next phase of our partnership with Will and the Planet team as they become public and cement their leadership position in the data ecosystem.”

The formal results of the vote will be included in a Current Report on Form 8-K, to be filed by the post-closing company with the Securities and Exchange Commission.

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About Planet

Planet is a leading provider of global, daily satellite imagery and geospatial solutions. Planet is driven by a mission to image the world every day, and make change visible, accessible and actionable. Founded in 2010 by three NASA scientists, Planet designs, builds, and operates the largest Earth observation fleet of imaging satellites, capturing and compiling data from over 3 million images per day. Planet provides mission-critical data, advanced insights, and software solutions to over 700 customers, comprising the world’s leading agriculture, forestry, intelligence, education and finance companies and government agencies, enabling users to simply and effectively derive unique value from satellite imagery. Earlier this year, Planet entered into a definitive merger agreement with dMY Technology Group, Inc. IV (NYSE:DMYQ), a special purpose acquisition company, to become a publicly-traded company later this year. To learn more visit www.planet.com and follow us on Twitter at @planet.

About dMY IV

dMY Technology Group, Inc. IV is a special purpose acquisition company founded by Niccolo de Masi and Harry You for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Its Class A common stock, units and warrants trade on the NYSE under the ticker symbols DMYQ, DMYQ.U and DMYQ WS, respectively. More information can be found at www.dmytechnology.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 with respect to the proposed transaction between dMY IV and Planet, including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the services offered by Planet and the markets in which it operates. dMY IV’s and Planet’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “would,” “believes,” “predicts,” “potential,” “strategy,” “opportunity,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, dMY IV’s and Planet’s expectations with respect to future performance and anticipated financial impacts of the business combination, the satisfaction of the closing conditions to the business combination and the timing of the completion of the business combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside dMY IV’s and Planet’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the lack of a third party valuation in determining whether the proposed transaction is fair to the stockholders from a financial point of view; (3) the outcome of any legal proceedings that may be instituted against dMY IV and Planet following the announcement of the merger agreement and the transactions contemplated therein; (4) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 on Planet’s business and/or the ability of the parties to complete the business combination; (6) the inability to obtain or maintain the listing of the combined company’s Class A common stock on the New York Stock Exchange following the business combination; (7) the risk that the business combination disrupts current plans, operations, business relationships, performance and business generally as a result of the announcement and consummation of the business combination; (8) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, and the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers, and retain its management and key employees; (9) costs related to the business combination; (10) changes in applicable laws or regulations; (11) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities; (12) the possibility that Planet or dMY IV may be adversely affected by other economic, business, and/or competitive factors; and (13) other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the business combination, including those under “Risk Factors” therein, and in dMY IV’s other filings with the SEC. dMY IV cautions that the foregoing list of factors is not exclusive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of dMY IV’s Quarterly Reports on Form 10-Q, the Registration Statement and proxy statement/prospectus discussed above and other documents filed by dMY IV from time to time with the SEC. These filings identify and address or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. dMY IV and Planet caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. dMY IV and Planet do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Investor Contacts

Investor:

Chris Genualdi

Planet

ir@planet.com

Press Contacts:

Megan Zaroda

Planet

Comms@planet.com

John Christiansen/Cassandra Bujarski

Sard Verbinnen & Co

Planet-SVC@sardverb.com

ICR

dMY Technology Group, Inc. IV

dmy4@icrinc.com